                                 Exhibit 99

   Certification Required Under Section 906 of the Sarbanes-Oxley Act of 2002

        The undersigned hereby certify that, to the best of his knowledge, based upon his review of the Quarterly Report on Form 10-QSB/A for the quarter ended
July 31, 2002, of Miller Industries, Inc. (the "Report"), that:

(i)     the Report fully complies with the requirements of Section 13(a) or
        Section 15(d) of the Securities Exchange Act of 1934; and

(ii)    the information contained in the Report fairly presents in all material respects the financial condition and results of operations of the
        Registrant as of and for the periods presented in the Report.

Dated:   July 9, 2003         By:     /s/  Angelo Napolitano
                                      ------------------------------------------
                                           Angelo Napolitano
                                           President and Chief Financial Officer
                                           (Principal Executive Officer)